EXHIBIT 99.3

LETTER OF TRANSMITTAL
TO ACCOMPANY CERTIFICATES FOR COMMON SHARES OF
FINA BANCORP, INC.

Please Read Carefully the Instructions Contained in This Letter of Transmittal
Pursuant to the Agreement and Plan of Merger dated as of February 19, 2007 by and among

1st Source Corporation
Hickory Acquisition, Inc.
FINA Bancorp, Inc.,
And
Wayne B. Welter
(as Shareholders’ Agent)

To: 1st Source Bank, as Exchange Agent

By Mail	By Hand, Overnight Delivery, Service or Courier	Telephone
1st Source Bank P.O. Box 1602 South Bend, Indiana 46634 Attention: Larry Lentych	1st Source Bank 100 North Michigan Street South Bend, Indiana 46601 Attention: Larry Lentych	(574) 235-2702

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery.

Questions and requests for information relating to this Letter of Transmittal should be directed to 1st Source Bank
(the “Exchange Agent”) at the address and phone number set forth above.

FAILURE TO COMPLETE SUBSTITUTE FORM W-9 MAY SUBJECT YOU TO BACK-UP WITHHOLDING.

DESCRIPTION OF CERTIFICATES OF FINA BANCORP COMMON SHARES SURRENDERED
Name(s) of Record Holder(s) As Shown on the Certificate(s) and Address(es) of such Record Holder(s)	Certificate(s) Being Surrendered (Attach additional list if necessary -- See Instruction 2)
	Certificate Number(s)	Number of Shares Represented by Certificates	Number of Shares Surrendered

Total Shares
YOU MUST ENCLOSE ALL OF YOUR CERTIFICATES FOR YOUR FINA BANCORP COMMON SHARES WITH THIS LETTER OF TRANSMITTAL.

☐	Check here if certificate has been lost or destroyed (See Instruction 10)

Pursuant to the Agreement and Plan of Merger, dated as of February 19, 2007, as amended (the “Merger Agreement”), by and among 1st Source Corporation (“1st Source”), Hickory Acquisition, Inc., FINA Bancorp, Inc. (“FINA Bancorp”), and Wayne B. Welter, as Shareholders’ Agent, the undersigned hereby surrenders to the Exchange Agent the certificate(s) representing common shares, no par value per share, of FINA Bancorp (the “FINA Bancorp common shares”) owned of record by the undersigned in order to have each FINA Bancorp common share evidenced by such certificate(s) converted into the right to receive consideration (the “Merger Consideration”) consisting of the right to receive cash or a combination of cash and 1st Source common stock, determined in accordance with the Merger Agreement.

The undersigned understands that the definitive terms pursuant to which the merger will be effected in accordance with the Merger Agreement, including the amount and form of consideration to be received by holders of FINA Bancorp common shares, the effect of this Letter of Transmittal, and certain conditions to the consummation of the merger, are summarized in the proxy statement/prospectus dated May 4, 2007 (the “Proxy Statement”) and all of those definitive terms and conditions are set forth in full in the Merger Agreement. The undersigned is aware that the tax consequences of the merger are summarized in general terms in the Proxy Statement section entitled “Material Federal Income Tax Consequences.”

In order to receive the Merger Consideration, this Letter of Transmittal must be (1) completed and signed in the space in the box labeled “Shareholder(s) Sign Here” and on the Substitute Form W-9 and (2) mailed or delivered with the holder’s share certificate(s) to the Exchange Agent at the appropriate address set forth above.

If the undersigned is acting in a representative capacity for a particular beneficial owner, the undersigned hereby certifies that this Letter of Transmittal covers all of the FINA Bancorp common shares owned of record by the undersigned in a representative or fiduciary capacity for that particular beneficial owner.

The undersigned hereby acknowledges receipt of the Proxy Statement and agrees that all instructions and orders in this Letter of Transmittal are subject to the terms and conditions of the Merger Agreement and the Proxy Statement. The undersigned hereby represents and warrants that the undersigned is, as of the date hereof, and was or will be, as of the effective time of the merger, the record holder of the FINA Bancorp common shares represented by the share certificate(s) surrendered with this Letter of Transmittal, with good title to those common shares and full power and authority to sell, assign and transfer those common shares free and clear of all liens, restrictions, charges and encumbrances, which shares are not subject to any adverse claims. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of those FINA Bancorp common shares.

The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange pursuant to the Merger Agreement and the instructions hereto. The undersigned hereby authorizes and instructs the Exchange Agent to deliver the certificate(s) covered hereby, and to receive on the undersigned’s behalf, in exchange for the FINA Bancorp common shares represented by such certificate(s), any check and any certificate(s) for 1st Source common stock issuable to the undersigned. Further, the undersigned authorizes the Exchange Agent to rely upon all representations, certifications and instructions contained in this Letter of Transmittal. All authority conferred or agreed to be conferred in this Letter of Transmittal is binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and is not affected by, and survives, the death or incapacity of the undersigned.

Record holders of FINA Bancorp common shares who are nominees only may submit a separate Letter of Transmittal for each beneficial holder for whom that record holder is a nominee. However, at the request of 1st Source, that record holder must certify to the satisfaction of 1st Source that the record holder holds those shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for whom a separate Letter of Transmittal is submitted will be treated as a separate holder of FINA Bancorp common shares.

As a result of completing and signing this Letter of Transmittal in accordance with the instructions, you will NOT need to sign the back of your stock certificates.

SHAREHOLDER(S) SIGN HERE
(Also complete Substitute Form W-9 below)

 F IMPORTANT: Please date and sign exactly as your name(s) appears on the enclosed certificate(s). If shares are held jointly, each owner must sign.

A check(s) and/or certificate(s) for 1st Source common stock will be issued only in the name of the person(s) submitting this Letter of Transmittal and will be mailed to the address set forth beneath the person’s signature unless the Special Delivery Instructions or Special Issuance Instructions are completed.

_________________________________________________

_________________________________________________
(Signature(s) of Owner(s) - See Instruction 5)

Dated: ___________________________________________

_________________________________________________
Social Security or other Tax Identification Number
(See Substitute Form W-9 below)

When signing as attorney, administrator, trustee, guardian, corporate office, attorney-in-fact, officer of a corporation or any other fiduciary or representative capacity, please provide the following information. See Instruction 5.

Name: ___________________________________________

Capacity: ___________________________________________

Address: ___________________________________________

___________________________________________

___________________________________________
                                          (Include Zip Code)

___________________________________________
                                    Area Code and Telephone Number

                         SIGNATURE GUARANTEE
                           (If required by Instruction 4)
              Apply Signature Guarantee Medallion Below

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 4 & 6)

To be completed ONLY if the check and/or the certificate for the 1st Source common stock are to be issued in the name of the record holder(s) of the FINA Bancorp common shares but are to be sent to another person or to an address other than as set forth beneath the record holder’s signature on this Letter of Transmittal.

Check and/or certificate(s) for 1st Source common stock to be delivered to: *

Name: _________________________________________
(Please Print)

Address: _______________________________________
_________________________________________
_________________________________________
(Include Zip Code)

*Please attach additional sheets if necessary.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 4 & 6)

To be completed ONLY if the check is to be made payable to and/or the certificate(s) for 1st Source common stock is to be issued in the name of someone other than the record holder(s) of the FINA Bancorp common shares or the name of the record holder(s) needs to be corrected or changed.

Issue   □  Certificate       □  Check to:

Name: _________________________________________
(Please Print)

Address: _______________________________________
_________________________________________
_________________________________________
(Include Zip Code)

_________________________________________
(Tax Identification or Social Security No.)
(See Substitute Form W-9 Below)

Note:
In the event that the check and/or certificate representing 1st Source common stock is to be issued in exactly the name of the record holder as inscribed on the surrendered FINA Bancorp share certificate(s), the surrendered certificate(s) need not be endorsed and no guarantee of the signature on this Letter of Transmittal is required.

SUBSTITUTE FORM W-9 PAYOR: 1st Source Bank

Name (If joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below)
______________________________________________________________________________________

Address_______________________________________________________________________________

City, State and Zip Code ________________________________________________________________

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request For Taxpayer Identification Number (TIN)	Part 1 - PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number or Employer Identification Number ___________________

Part 2 - (1) The above number is your taxpayer identification number, (2) You are exempt from backup withholding or you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or the Internal Revenue Service has notified you that you are no longer subject to backup withholding (3) You are a U.S. person, (including a U.S. resident alien)

Certification instructions: You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

	CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE SIGNATURE _____________ DATE: ________	Part 3 - Awaiting TIN □

NOTE:
Failure to complete and return this form may result in backup U.S. federal income tax withholding of 28% of any payments made to the you pursuant to the Merger Agreement. Please review the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional details.

CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

I certify under penalties for perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within thirty (30) days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature __________________________________________________   Date _________________________________

INSTRUCTIONS

1. General. This Letter of Transmittal is to be completed and submitted to the Exchange Agent by holders of FINA Bancorp common shares.

Until a record holder’s share certificate(s) are received by the Exchange Agent at the appropriate address set forth on the front of this Letter of Transmittal, together with any other documents the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, the holder will not receive any certificate representing the stock consideration or check representing the cash consideration and cash in lieu of fractional shares (if any) in exchange for the holder’s share certificate(s). No interest will accrue on the cash consideration or any cash in lieu of fractional shares. Holders of FINA Bancorp common shares receiving 1st Source common stock will be entitled to any dividends or other distributions with respect to 1st Source common stock which have a record date and are paid after the effective time of the merger at such time as they become entitled to receive the 1st Source stock certificates.

The Exchange Agent will arrange to pay or issue to you the initial portion of cash and, if applicable, the stock consideration to which you are entitled. A portion of the aggregate cash consideration being paid by 1st Source is being set aside and held in escrow for subsequent distribution in accordance with the Merger Agreement and, subject to potential claims of 1st Source, may become available for distribution to former FINA Bancorp shareholders at a later date.

2. Listing of Certificates. List the certificate number and number of shares for each certificate of FINA Bancorp common shares surrendered in the space provided. The total number of shares surrendered should equal the total number of shares of FINA Bancorp held of record at the effective time of the merger. The Exchange Agent may delay the exchange until any differences in the number of FINA Bancorp common shares surrendered and the number of FINA Bancorp common shares held of record is resolved.

If your shares are registered differently on several stock certificates, it will be necessary for you to complete, sign and submit a separate Letter of Transmittal for each different share registration.

If the space provided for listing certificates is inadequate, the additional certificate numbers, number of shares represented by certificates, number of shares surrendered and registered owners should be listed on a separate, signed schedule attached to this Letter of Transmittal.

3. Nominees. Record holders of FINA Bancorp common shares who are nominees only may submit a separate Letter of Transmittal for each beneficial owner for whom the record holder is a nominee. However, at the request of 1st Source, the record holder must certify to 1st Source’s satisfaction that the record holder holds those FINA Bancorp common shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for which a separate Letter of Transmittal is submitted will be treated as a separate holder of FINA Bancorp common shares.

4. Guarantee of Signatures. No signature Guarantee on the Letter of Transmittal is required if this Letter of Transmittal is signed by the registered holder(s) of the shares listed on this Letter of Transmittal, unless the holder has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above. If either of those boxes has been completed, or if this Letter of Transmittal is NOT signed by the registered holder(s) of the shares listed on this Letter of Transmittal, all signatures on this Letter of Transmittal must be guaranteed as described below.

If signatures are required to be guaranteed, they must be guaranteed by one of the following:
• a commercial bank (not a savings bank or savings and loan association)
• a trust company
• a brokerage firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc.

5. Signature Requirements. If this Letter of Transmittal is signed by the registered holder(s) of the shares submitted, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates without alteration, enlargement or any other change. If the shares are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. As described in Instruction 2, if any surrendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any certificates or stock powers are signed by one or more trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation or other persons acting in a fiduciary or representative capacity, such person(s) should so indicate when signing, and proper evidence satisfactory to the Exchange Agent of such person’s or persons’ authority so to act must be submitted.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed as described in Instruction 4.

In the event the name of the record holder(s) needs to be corrected or has changed (by marriage or otherwise), see Instruction 6.

6. Special Issuance and Delivery Instructions. Unless instructions to the contrary are given in the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions,” the certificate representing 1st Source common stock and/or the check to be distributed upon the surrender of FINA Bancorp common shares pursuant to this Letter of Transmittal will be issued in the name and mailed to the address of the record holder(s) set forth in the box entitled “Description of Certificates of FINA Bancorp Common Shares Surrendered.”

If the certificate and/or check are to be issued in the name of a person or persons other than the record holder(s) or if the name of the record holder(s) needs to be corrected or changed (due to marriage or any other reason), the box entitled “Special Issuance Instructions” must be completed. If the certificate and/or check are to be sent to a person or persons other than the record holder(s) or to the record holder(s) at an address other than that shown in the box entitled “Description of Certificates of FINA Bancorp Common Shares Surrendered,” the box entitled “Special Delivery Instructions” must be completed.

If the box entitled “Special Issuance Instructions” is completed or the box entitled “Special Delivery Instructions” is completed, the signature(s) of the person(s) signing this Letter of Transmittal must be guaranteed. See Instruction 4.

7. Important Tax Information - Substitute Form W-9. Under the federal income tax law, a shareholder whose surrendered certificates are accepted for exchange is required to provide the Exchange Agent with his or her correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9. If the shareholder is an individual, the TIN is his or her Social Security Number. If the Exchange Agent is not provided with the correct TIN, the shareholder may be subject to certain penalties imposed by the Internal Revenue Service. In addition, payments that are made to such a shareholder may be subject to backup withholding.

Exempt shareholders (including, among others, all corporations and foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

If backup withholding applies, the Exchange Agent is required to withhold 28% of any such payments made to the shareholder. Backup withholding is not an additional tax. Rather the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

To Prevent Backup Withholding on payments that are made to a shareholder, the shareholder is required to notify the Exchange Agent of his or her correct TIN by completing the form appearing on this Letter of Transmittal certifying that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and that (1) the shareholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he or she is no longer subject to backup withholding. SUBSTITUTE FORM W-9 CERTIFI- CATION GUIDELINES ARE INCLUDED WITH THESE INSTRUCTIONS.

The shareholder is required to give the Exchange Agent the Social Security Number or Employer Identification Number of the record owner of the shares surrendered. If the shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

8. Method of Delivery. The method of delivery of all documents is at the option and risk of the holder of FINA Bancorp common shares. If delivery is by mail, the use of registered mail, with return receipt requested, properly insured, is strongly recommended. A return envelope is enclosed. It is suggested that this Letter of Transmittal be hand delivered or mailed to the Exchange Agent as soon as possible. Delivery of the documents will be deemed effective, and risk of loss and title with respect thereto will pass, only when materials are actually received by the Exchange Agent.

9. Payment Will Be Made by a Single Check or Certificate. Normally, a single check and/or a single certificate representing 1st Source common stock will be issued. However, if for tax purposes or otherwise a holder wishes to have multiple certificates issued in particular denominations, explicit written instructions to the Exchange Agent should be provided.

10. Lost, Stolen or Destroyed Certificates. The Exchange Agent will accept FINA Bancorp common shares properly submitted in compliance with this Letter of Transmittal without physical delivery of the certificate(s) in the case of lost, stolen or destroyed certificates, subject to satisfactory completion of an Affidavit of Lost, Stolen, or Destroyed Certificate, and such other procedures as may be deemed necessary by the Exchange Agent, including the posting of bond or other security. Holders with lost, stolen or destroyed certificates should notify the Exchange Agent in writing and await instructions as to how to proceed. A fee will be charged to holders of lost, stolen or destroyed certificates.

11. No Fractional Shares. No fraction of a share of 1st Source common stock will be issued upon the surrender for exchange of certificate(s) for FINA Bancorp common shares. In lieu of fractional shares, an amount of cash determined under the Merger Agreement will be paid by check.

12. Assistance and Information. Questions and requests for information or assistance relating to this Letter of Transmittal should be directed to 1st Source Bank (telephone: (574) 235-2702. Additional copies of the Proxy Statement and this Letter of Transmittal may be obtained from 1st Source Bank at the address set forth on the front of this Letter of Transmittal or by calling 1st Source Bank at the telephone number set forth in the preceding sentence.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.

Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-000000. The table below will help determine the number to give to the payer.

For this type of account:	Give the name and SOCIAL SECURITY number of -	For this type of account	Give the EMPLOYER IDENTIFICATION number of -
1.An individual’s account	The Individual	8. Sole Proprietorship account	The owner (4)
2. Two or more individuals (joint account)	The actual owner of the account, or if combined funds, the first individual on the account (1)	9. A valid trust, estate, or pension trust	The legal entity (5)
3. Husband and wife (joint account)	The actual owner of the account or, if joint funds, the first individual on the account (1)	10. Corporate account	The corporation
4. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	11. Religious, charitable, or educational organization account	The organization
5. Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor (1)	12. Partnership account	The partnership
6. Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person (3)	13. Association, club or other tax-exempt organization 14. A broker or registered nominee	The organization The broker or nominee
7. a. The usual revocable savings trust account (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee (1) The actual owner (1)	15. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district or prison) that receives agricultural program payments	The public entity

16. If you are an LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) above), and are owned by an individual, enter your SSN (or “pre-LLC” EIN, if desired). If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner’s EIN.

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2) Circle the minor’s name and furnish the minor’s social security number.
(3) Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.
(4) Show the name of the owner. You may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).
(5) List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, or Form W-7, Application for Individual Taxpayer ID No. or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section, 401(f)(2).

2. The United States or any of its agencies or instrumentalities.

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation.

7. A foreign central bank of issue.

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

9. A futures commission merchant registered with the Commodity Futures Trading Commission.

10. A real estate investment trust.

11. An entity registered at all times during the tax year under the Investment Company Act of 1940.

12. A common trust fund operated by a bank under section 584(a).

13. A financial institution.

14. A middleman known in the investment community as a nominee or custodian.

15. A trust exempt from tax under section 664 or described in section 4947.

The following types of payments are exempt from backup withholding as indicated for items 1 through 15 above.

Interest and dividend payments. All listed payees are exempt except the payee in item 9.

Broker transactions. All payees listed in items 1 through 13 are exempt. A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker is also exempt.

Barter exchange transactions and patronage dividends. Only payees listed in items 1 through 5 are exempt.

Payments reportable under sections 6041 and 6041A. Only payees listed in items 1 through 7 are generally exempt.

However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-Misc, Miscellaneous Income, are not exempt from backup withholding:

• Medical and health care payments.

• Attorneys’ fees.

• Payments for services paid by a Federal executive agency.

Payments Exempt From Backup Withholding

Payments that are not subject to information reporting also are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations. The following payments are generally exempt from backup withholding.

Dividends and patronage dividends.

• Payments to nonresident aliens subject to withholding under section 1441.

• Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

• Payments of patronage dividends not paid in money. • Payments made by certain foreign organizations.

• Section 404(k) distributions made by an ESOP.

Interest payments.

• Payments of interest on obligations issued by individuals. However, if you pay $600 or more of interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if the payee has not provided a TIN or has provided an incorrect TIN.

• Payments of tax-exempt interest (including exempt-interest dividends under section 852).

• Payments described in section 6049(b)(5) to nonresident aliens.

• Payments on tax-free covenant bonds under section 1451.

• Payments made by certain foreign organizations.

• Mortgage or student loan interest paid to you.

EXEMPT PAYEES DESCRIBED ABOVE MUST STILL COMPLETE THE SUBSTITUTE FORM W-9 ENCLOSED HEREWITH TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE SUBSTITUTE FORM W-9 WITH THE PAYER, REMEMBERING TO CERTIFY YOUR TAXPAYER IDENTIFICATION NUMBER ON PART III OF THE FORM, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING GIVE THE PAYER A COMPLETED FORM W-8 CERTIFICATE OF FOREIGN STATUS.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N of the; Code and their regulations.

Privacy Act Notice. - Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties
(1) Penalty for Failure to Furnish Taxpayer Identification Number. - If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to a reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. - If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. - Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.